SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 5, 1998
                                                         ----------------

                               STEVEN MADDEN, LTD.
            --------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    NEW YORK                      0-23702                      13-3588231
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(STATE OR OTHER                 (COMMISSION                   (IRS EMPLOYER
JURISDICTION OF                 FILE NUMBER)                IDENTIFICATION NO.)
FORMATION)



52-16 BARNETT AVENUE, LONG ISLAND CITY, NEW YORK                       11104
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (718) 446-1800
                                                           --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)


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ITEM 5.           OTHER EVENTS.
                  ------------

         The Registrant has been advised by BOCAP Corp. ("BOCAP"), a company beneficially owned by Steven Madden, the Registrant's Chairman of the Board, Chief Executive Officer and President, that a lawsuit brought by Jordan Belfort in June 1997 against BOCAP, the Registrant, Mr. Madden and Farmstead Consulting Inc. was settled on February 5, 1998.

         In connection with the settlement with Mr. Belfort, BOCAP borrowed $2.9 million (the "Loan") from a lender and pledged 899,000 shares of the Registrant's Common Stock as collateral for the repayment therefor (the "Pledge Shares"). In addition, the Registrant guaranteed BOCAP's obligations under the Loan until the Pledged Shares are registered for sale to the public or the Loan is repaid in full, whichever occurs first.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.
                  --------------------------------------------------------

         (c)      Exhibits

                  1.  Press Release of the Registrant dated February 6, 1998.


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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.





                                STEVEN MADDEN, LTD.



                                By: /s/ Steven Madden
                                   -------------------------------------------
                                        Steven Madden
                                        Chairman of the Board, Chief Executive
                                          Officer and President




Dated:  February  12, 1998


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